Exhibit 99.2

Corporate Presentation August 2023 OTCQB: ZDPY www. ZonedProperties .com

Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . COVID - 19 Statement In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants and will remain open pursuant to state and local government requirements . The Company did not experience in 2020 or 2021 and does not foresee in 2022 , any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . Forward Looking Statements 2

Table of Contents Revenue Divisions 3 Market Landscape Financial Performance Executive Management I. Company Overview II. III. IV. V. VI. Capital Structure VII. Investment Thesis

Company Overview

Company Philosophy Our Mission To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry, positioning the Company for Real Estate Investments & Revenue Growth. Our Vision To Integrate Legacy Cannabis into Modern Communities through Real Estate Development Projects. Our Values Sophistication | Safety | Sustainability | Stewardship 5

Commercial Brokerage The Company’s fully licensed, in - house brokerage team is expanding nationally to service sale and lease transactions for the cannabis real estate market Site Identification Advisory The Company’s consulting division works nationally at identifying, developing, and delivering qualified cannabis commercial real estate opportunities A legacy company focused on regulated cannabis real estate, Zoned Properties, Inc . ( OTCQB : ZDPY ) offers a full - spectrum of commercial real estate services and a property investment portfolio focused on the legalized cannabis industry . Founded in 2014 , Zoned Properties has spent the last decade developing an intricate knowledge of the local, state, and regional zoning and permitting requirements that impact localities across the country, making Zoned Properties a hub for members of the cannabis and/or commercial real estate industries looking to buy, sell, or invest in the commercial cannabis real estate market . Property Technology (PropTech) The Company’s innovative, home - grown tech tool (REZONE) is the Company’s flagship PropTech project, visualizing complex zoning conditions in localities across the country Investment Portfolio Commercial real estate leased to licensed cannabis operators, currently consists of properties in Arizona & Michigan focused on growth towards direct - to - consumer real estate Company Overview 6

Zoned Properties has created an ecosystem of complimentary real estate services designed to facilitate new business, generate new acquisition opportunities, and strengthen the Company’s position as a hub within the cannabis industry. Property Technology Platform • Rezone software provides an unprecedented value to commercial real estate developers and contractors • Rezone’s software will cover all 50 states, enabling the team at Zoned to access a national client base without the expense of opening offices in every market • Rezone positioned to be monetized in 2023 Site Identification Advisory • Since launching in Q2 of 2019, the Company has identified hundreds of qualified cannabis sites across dozens of states, assisting 50+ clients • Zoned Properties' advisory services rely on a best - in - class management, further strengthened by the power of the Company’s PropTech - Stack • Since the launch in Q2 of 2021, the Company opened brokerage offices in 5 states and formed brokerage partnerships providing access to over a dozen states • Zoned Properties Brokerage has closed over $80MM worth of deals and has been engaged for sale and lease projects across 8 state markets Commercial Brokerage • Zoned’s portfolio of commercial cannabis real estate • Zoned Properties uses its full - service business model and national scale to attract and convert clients and partners to tenancy with some of the industry’s top, most reputable brand operators Investment Portfolio Scalable Business Model 7

Revenue Divisions

9 Total Pleasant Ridge, MI Kingman, AZ Green Valley, AZ Chino Valley, AZ Tempe, AZ Dispensary Dispensary Dispensary Cultivation Cultivation Current Use March 2037 April 2040 April 2040 April 2040 April 2040 Lease End Date 2,326,935 24,306 13,939 57,769 2,072,149 158,772 Land Area (SQF) 177,441 17,192 1,497 1,440 97,312 60,000 Rentable Building Area (SQF) $2,330,590 $579,567 $48,000 $42,000 $1,050,970 $610,053** Annual Base Rent Revenue* $13.13 $33.06 $32.06 $29.17 $10.80 $10.17** Annualized Base Rent (P/SQF)* $37,347,893 $8,145,849 $808,000 $707,000 $17,691,322 $9,995,400** Total Lifetime Rent Remaining The Company’s real estate services have been intentionally positioned and designed to feed a strong pipeline of acquisition targets to its Property Investment Portfolio, currently consisting of five properties in Arizona and Michigan expected to produce over $2.3mm of annual rental revenue in FY2023. Investment Portfolio Properties MI AZ Investment Portfolio *Figures are calculated as Straight - Line Accounting per GAAP, as of Q2 2023 **Includes Rent from an on - site Commercial Antenna Lease

*Figures are calculated as Straight - Line Accounting per GAAP, as of Q2 2023 10 Direct to Consumer (DTC) Real Estate Strategy Warehouse / Logistics Delivery Hubs Retail Dispensaries Investment Portfolio Metrics Portfolio Strategy & Metrics Lease Occupancy Rate 100% Leased Weighted Average Lease Term 15 Years Portfolio Value at 7.5% Cap Rate Annual Rental Revenue* $2.3 Million YoY Rental Revenue Growth* 45% Growth $31 Million

Project Highlights Development Project for future dispensary property located in Pleasant Ridge, Michigan. The Investment Property was acquired through multiple parcel transactions in December 2022 & February 2023 for $4.3 Million, including $1.85 Million in seller financing, which allowed Zoned Properties to further leverage its capital stack at attractive rates. The Investment Property is leased to NOXX Cannabis under a long - term, absolute - net lease agreement, which will produce an approximate 13.5% Cap Rate when straight - lined over the term of the lease agreement. The lease includes 3% annual increases in base rent over the life of the lease term, yielding approximately $580,000 in annual base rental revenue when straight - lined over the life of the lease term. NOXX Cannabis is a Michigan - based vertical cannabis company providing the best brands at the best prices, through innovation, quality, and inclusivity . Artist’s rendering (front) Artist’s rendering (rear) Recent Transaction Spotlight 11

• Zoned Properties has opened in - house brokerage offices in 5 state markets and is actively recruiting new Boots - on - the - Ground teams in new state markets to capture national opportunities • Additional regional partnerships can provide Zoned Properties Brokerage access to dozens of new state markets • Our competitive positioning is fortified by combining both third - party & in - house CRE property technology to continuously evolve Zoned’s proprietary tech - stack • We use our PropTech solutions to inform clients on unique acquisition & leasing opportunities as a result of changes in local zoning and permitting regulations Since 2021, Zoned Properties Brokerage has closed over $80 million of commercial real estate deals for clients. Property Technology National Footprint Marketing Capabilities • The Company has established relationships and partnerships with some of the leading online marketing and listing services for cannabis commercial real estate • Our Commercial Brokerage also has the capability to directly showcase cannabis properties throughout the Zoned Properties national network Commercial Brokerage 12

The Company’s Advisory team combines decades of commercial real estate experience with proprietary Property Technology that works to identify sites that can be specifically zoned , permitted , and developed for commercial cannabis uses. Site Identification & Advisory Services Site Identification Advisory Zoning & Permitting x Municipal zoning, regulatory, and permitting review x Custom GIS Mapping solutions x Complex project development Codes & Regulations x State and municipal regulatory development requirements x Variable regulatory monitoring x Client liaison with Design/AEC Strategy & Planning Our advisors focus on the unique details of each client project in order to: x Advise on strategy for project delivery success x Assess projects risks and development plans The Zoned Properties team has successfully guided hundreds of commercial cannabis projects across dozens of state markets . 13

Property Technology • Zoned Properties’ innovative home - grown tool, REZONE , visualizes decades of zoning and permit conditions in cities and townships across the country . • The volume, quality, and breadth of the cannabis real estate data included in REZONE is unparalleled, providing Zoned with unique competitive position within the cannabis industry . • The Company expects to begin monetizing the platform in 2023 . • Zoned Properties has invested $50,000 in AnamiTech, alongside the launch of their flagship PropTech platform, GreenSpace Pro , that has focused its property technology platform on project management tools and solutions for the cannabis operators, regulators, and project teams. • GreenSpace Pro platform utilized in over 100 locations across various state markets by major cannabis brands including Cookies, Embarc, and Stiiizy Real estate industry experts believe that Property Technology (PropTech) will become a significant driver of growth and scale in highly regulated real estate marketplaces, especially the legalized cannabis industry. 14

Market Landscape

$38.8B Current Industry Size (1) 35% Industry Growth (2020 - 2021) (1) 91% of Adults Support Legalization (2) 38 States with Cannabis Legalization 11,022 Dispensary Licenses as of January 2023 (3) 16% of All US Adults Smoke Marijuana (4) 11.8% Projected Industry CAGR (5) 40,000 US Localities that Govern Cannabis Regulations Bullish Industry Environment (1) MJBizDaily 16 (2) Pew Research Center (3) Cannabiz Media (4) Gallup (5) IBIS

The Cannabis industry has seen unprecedented geographic growth within the last 15 years . As of May 2023 , 38 states and the District of Columbia have approved the legalization and regulation of cannabis programs at the state level ; either medicinally, recreationally, or in a limited capacity (i . e . , CBD with THC) . Geographic Industry Expansion Proj. 2030 2023 2015 2010 40 37 23 11 State Adoption (1) >15,000 11,022 (5) 954 (4) <500 Dispensaries $57.0 Billion (6) $38.8 Billion (3) $3.1 Billion (3) n/a Annual Industry Sales 93% 91% 53% 32% Public Approval (2) (1) DISA 17 (2) Pew Research Center (3) MJ Biz Daily (4) CNBC (5) Cannabis Media (6) Forbes

Financial P e r f or m a n c e

$299,824 $550,064 $498,652 $772,617 - $25,893 $119,373 $151,226 $140,195 ($100,000) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Total Revenue Cash Flow from Operations Quarterly Performance (Q2 2023) Total Revenue & Cash Flow from Operations Financial Highlights 35% increase in Property Investment Portfolio revenue (YoY) 163% increase in Real Estate Services revenue (YoY) 55% increase in Total Revenue (YoY) Net Profit of approximately $42k versus a net loss of ($39k) in the previous corresponding period Approximately $140k in Cash Flow from Operations (YoY) Operational Highlights Zoned Properties has secured contractual rights for new real estate acquisition targets that have been positioned for lease opportunities to best - in - class cannabis dispensary retailers. The Company currently has properties secured in escrow under either option or purchase agreements in Arizona, Alabama, Mississippi, and Missouri. 19

$603,693 $895,909 $1,437,353 $1,460,461 $72,732 $284,408 $270,968 $143,784 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Q2 2020 Q2 2021 Total Revenue Q2 2022 Cash Flow from Operations Q2 2023 YTD Performance (Q2 2023) Total Revenue & Cash Flow from Operations Financial Highlights 45% increase in Property Investment Portfolio revenue (YoY) 60% reduction in Real Estate Services revenue (YoY) 2% increase in Total Revenue (YoY) Net Loss of approximately ($267k) versus ($65k) in the prior corresponding period $3.28MM net Cash on Hand Continued Positive Cash Flow from Operations Operational Highlights The Company has made significant progress expanding the capabilities of REZONE, its AI - backed Property Technology platform in 2023. The platform is designed to intelligently collect, rationalize and categorize vast streams of real estate data layers, with a focus on cannabis - related data 20

$1,260,421 $1,215,262 $1,820,485 $2,660,090 $284,914 $170,040 $489,257 $871,901 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2019 2020 2021 Cash Flow from Operations 2022 Total Revenue Annual Performance (FY2022) Total Revenue & Cash Flow from Operations Financial Highlights 42.4% increase in Property Investment Portfolio revenue segment (YoY) 46.1% increase in Total Revenue (YoY) 54.5% increase in Real Estate Services revenue segment (YoY) 78.2% increase in Cash Flow from Operations (YoY) Operational Highlights Opened access to Capital Sources for prospective Property Acquisitions & Revenue Growth Diversified Property Investment Portfolio, increasing Annual Rental Revenue to >$2.3 Million Focused on Talent Acquisition to support growing team and national operations expansion 21

Executive Management

Executive Management Bryan McLaren, MBA | Chairman of the Board & Chief Executive Officer Mr . McLaren has a strong professional background in the social, economic, and environmental development of complex business organizations . Over his professional career, he has successfully implemented large - scale projects for corporate and community organizations . Mr . McLaren has been certified as a Licensed REALTOR, Green Roof Professional, LEED Green Associate, and is an active Forbes Contributor as part of the Forbes Real Estate Council . Prior to his role at Zoned Properties, McLaren worked as a Sustainability Consultant for Waste Management where he led the strategic development and operational implementation of zero - waste programs for Higher Education clients . Sustainable development has been a life - long passion for McLaren, who strives to create a global impact by forging a strong foundation for principles of sustainability in emerging industries . Berekk Blackwell | President & Chief Operating Officer Mr . Blackwell has served as our Chief Operating Officer since July 1 , 2021 , and as our President since July 1 , 2022 . Prior to his appointment to these positions and since September 2020 , Mr . Blackwell served as our Director of Business Development . From December 2018 until June 2021 , Mr . Blackwell also served as President of Daily Jam Holdings LLC . From January 2016 to December 2018 , he served as Vice President of Due North Holdings LLC . Prior to joining the Company, Mr . Blackwell developed domestic and international markets for Kahala Brands, a global franchise organization with more than 3 , 000 retail locations in over a dozen countries . He also led emerging brand and portfolio operations for several private equity groups investing in the restaurant franchise space . Mr . Blackwell earned his B . A . in Finance from Fort Lewis College . Daniel Gauthier, JD | Chief Legal Officer & Chief Compliance Officer Mr . Gauthier has served as our Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary since July 1 , 2022 . Mr . Gauthier has an extensive background in a range of real estate transactions, including acquisition, development, financing, leasing, and syndication, and business transactions, including mergers and acquisitions, joint ventures, corporate governance, general counsel and regulated cannabis . Prior to joining the Company, Mr . Gauthier’s private practice included representation of a broad range of real estate developers, private and public homebuilders, businesses of all sizes, banks and lending institutions, and more . Gauthier holds a Juris Doctor degree from the Sandra Day O’Connor College of Law, Arizona State University, where he was a Pedrick Scholar and an articles editor of Jurimetrics : The Journal of Law, Science, and Technology . 23

Capital Structure

25 Capital Structure Common Shares Outstanding* Cash on Hand* 12.2MM $3.3MM Market Capitalization*** $7.8MM Total Full Year Cash Flow from Operations** $871.9K Total Inside Beneficial Ownership** 22% Zoned Properties (OTCQB: ZDPY) Capital Markets Profile * Figures as of June 30, 2023 ** Figures as of December 31, 2022 *** Market Capitalization calculated as of August 7, 2023

Investment Thesis

Property Investment Portfolio Generating >$2.3 Million Passive Rental Revenue (Annually) Focused on Direct - to - Consumer commercial real estate investments within the regulated cannabis industry Scalable Growth Model with 8 Years of Publicly Audited Company Financials & Reporting Tight capital structure & operating cash - flow, number of shares outstanding has remained the same since 2018 at 12,201,548 Non - Plant Touching Company in the High Growth Emerging Cannabis Industry The commercial cannabis industry topped $38 billion in 2022, with analysts expecting the industry to reach $57 billion by 2030 Competitive Positioning with Access to Unique Pipeline of New Property Acquisitions Zoned Properties has developed an integrated business model that fuels a strong pipeline for property investments. Increasing Ability to Access Capital with Strong Reputation Newly established Banking Relationships & Capital Broker Partnerships. In 2022, Secured $4.5mm debt facility @ 7.65%. Investment Thesis 27

Company Contact Information Bryan McLaren Chairman, CEO, & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com Tel 480.351.8193 | Investors@ZonedProperties.com 28